                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 11, 2007
                                                          ------------

                             --------------------

                          RIVIERA HOLDINGS CORPORPATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                        000-21430                 88-0296885
         ------                        ---------                 ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

      2901 Las Vegas Boulevard South, Las Vegas, Nevada            89109
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           (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (702) 794-9237
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

            On May 11, 2007, Riviera Holdings Corporation (the "Company") issued a press release  announcing  that the Company has retained  Jefferies & Company,
Inc. as its financial advisor to assist it in exploring a range of strategic and financial  alternatives  in order to enhance  shareholder  value (the  "Jeffries
Release").  These  alternatives  include,  but are not limited to, a sale of the entire Company.

      A copy of the Jeffries Release is filed as Exhibit 99.1 to this Form 8-K.

     In addition,  on May 11, 2007,  the Company  issued a second press  release
(the "Eichner Release"),  announcing that the Company had received a bid for $30 per  share in cash  from a group  led by Ian  Bruce  Eichner  and  Dune  Capital
Management LP (the "Eichner  Group").  The Eichner Group's bid represents an 11%
premium  over a  competing  bid at $27 per share that had been  received  by the
Company from a dissident  investor group led by Riv  Acquisition  Holdings.  The
Company  stated that it believes the $27 per share offer does not represent full value for its  stockholders,  as confirmed by both the Company's  current market price  ($31.85 close on May 10, 2007) as well as the current $30 per share offer from the Eichner  Group.  The Company  further  stated that the Board intends to fully  consider the $30 Eichner Group bid and review it with Jeffries & Company,
Inc. its financial advisor.

      A copy of the Eichner Release is filed as Exhibit 99.2 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit Number    Description
--------------    -----------

99.1              Jeffries Release, dated May 11, 2007.
99.2              Eichner Release, dated May 11, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    RIVIERA HOLDINGS CORPORATION
                                            (Registrant)

Date: May 11, 2007
                                    By: /s/ Mark Lefever
                                        ----------------------------------------
                                    Name: Mark Lefever
                                    Title: Treasurer and Chief Financial Officer